Note 3 - Summary of Significant Accounting Policies: (k) Stock-based Compensation (Policies)	9 Months Ended
Sep. 30, 2015
Policies
(k) Stock-based Compensation

(k) Stock-Based Compensation

Stock-based compensation is accounted for at fair value in accordance with Accounting Standards Codification (“ASC”) Topic 718, “Compensation – Stock Compensation” (“ASC718”).

In addition to requiring supplemental disclosures, ASC 718 addresses the accounting for share-based payment transactions in which a company receives goods or services in exchange for (a) equity instruments of the company or (b) liabilities that are based on the fair value of the company’s equity instruments or that may be settled by the issuance of such equity instruments.  ASC 718 focuses primarily on accounting for transactions in which a company obtains employee services in share-based payment transactions.